Exhibit 4.9

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED EURO

INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT (this “Agreement”), is entered into as of June 15, 2010 by and among (i) DEUTSCHE BANK AG NEW YORK BRANCH, as U.K. administrative agent (in such capacity, together with its successors and assigns, “U.K. Administrative Agent” or “Bank Agent”) for the Original Euro Revolving Lenders and Multicurrency Revolving Lenders, the Term B Euro Lenders and the New-Non Domestic Lenders from time to time party to the Credit Agreement (as defined below) and any other Lenders that from time to time advance Additional Term Loans to any Non-U.S. Subsidiary of Crown Holdings, (ii) THE BANK OF NOVA SCOTIA, as Canadian administrative agent (in such capacity, together with its successors and assigns, “Canadian Administrative Agent”) for the Canadian Revolving Lenders from time to time party to the Credit Agreement, (iii) DEUTSCHE BANK AG NEW YORK BRANCH, as Euro Collateral Agent, (iv) CROWN EUROPEAN HOLDINGS SA (“Crown Euroco”), and (v) the subsidiaries of Crown Holdings signatory hereto. Capitalized terms used but not otherwise defined in these recitals shall have the meanings ascribed thereto in the Credit Agreement (as amended by the Fourth Amendment (as defined below).

WHEREAS, Bank Agent, Canadian Administrative Agent, First Priority Notes Trustee, Euro Collateral Agent, Crown Euroco and certain subsidiaries of Crown Holdings are party to that certain Second Amended and Restated Euro Intercreditor and Collateral Agency Agreement, dated as of November 18, 2005 (as amended, restated or otherwise modified, the “Intercreditor Agreement”);

WHEREAS, reference is made to the Credit Agreement dated as of November 18, 2005 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among CROWN AMERICAS LLC, a Pennsylvania limited liability company (the “U.S. Borrower”), Crown Euroco, CROWN METAL PACKAGING CANADA LP, a limited partnership formed under the laws of the Province of Ontario, Canada, each of the subsidiary borrowers referred to therein, Crown Holdings, CROWN INTERNATIONAL HOLDINGS, INC. and CROWN CORK & SEAL COMPANY, INC., as Parent Guarantors, the financial institutions from time to time party thereto (the “Lenders”), DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent, for the Original Dollar Revolving Lenders, the Extended Dollar Revolving Lenders, the Term B Dollar Lenders and the New Domestic Lenders from time to time party to the Credit Agreement and any other Term Lenders that advance Term Loans to U.S. Borrower or any U.S. Subsidiary, U.K. Administrative Agent and Canadian Administrative Agent.

WHEREAS, pursuant to the terms of the Fourth Amendment to Credit Agreement dated as of June 15, 2010 (the “Fourth Amendment”), certain of the Revolving Lenders and the Canadian Revolving Lenders have agreed to extend the Revolver Termination Date and the Canadian Revolver Termination Date of each of their Revolving Commitments or Canadian Revolving Commitments, as applicable, and to convert such extended Revolving Commitments from Original Euro Revolving Commitments into Multicurrency Revolving Commitments, as more specifically described in the Fourth Amendment.

WHEREAS, the parties hereto have agreed to amend the Intercreditor Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Loan Document. This Agreement constitutes a Loan Document and the recitals shall be construed as part of this Agreement.

2.	Definitions. Capitalized terms used herein (other than those terms used in the recitals hereto) but not otherwise defined herein shall have the meanings given thereto in the Intercreditor Agreement.

3.	Amendments.

a.	Clause (i) of the introductory paragraph of the Intercreditor Agreement is hereby amended and restated in its entirety to read as follows:

“DEUTSCHE BANK AG NEW YORK BRANCH, as U.K. administrative agent (as successor to Citibank International PLC, as U.K. administrative agent under the 2004 Credit Agreement) (in such capacity, together with its successors and assigns “U.K. Administrative Agent” or “Bank Agent”) for the Original Euro Revolving Lenders and Multicurrency Revolving Lenders, the Term B Euro Lenders and the New-Non Domestic Lenders from time to time party to the Credit Agreement (as defined below) and any other Lenders that from time to time advance Additional Term Loans to any Non-U.S. Subsidiary of Crown Holdings,”

b.	The second sentence of the tenth Recital to the Intercreditor Agreement is hereby amended and restated in its entirety to read as follows:

“Bank Agent under this Agreement is the agent for the Original Euro Revolving Lenders and Multicurrency Revolving Lenders, the Term B Euro Lenders and the New Non-Domestic Lenders from time to time party to the Credit Agreement and any other Lenders that from time to time advance Additional Term Loans to any Non-U.S. Subsidiary of Crown Holdings, Canadian Administrative Agent is the agent for the Canadian Revolving Lenders and Deutsche Bank AG, as administrative agent (the “Administrative Agent”) is the agent for the Original Dollar Revolving Lenders, Extended Dollar Revolving Lenders and the New Domestic Lenders from time to time party to the Credit Agreement and any Lenders that from time to time advance Term Loans to Crown Holdings or any U.S. Subsidiary of Crown Holdings under the Credit Agreement (the “Lenders”) (it being understood that the Original Dollar Revolving Lenders, Extended Dollar Revolving Lenders and the New Domestic Lenders from time to time party to the Credit Agreement and any Lenders that from time to time advance Term Loans to Crown Holdings or any U.S. Subsidiary of Crown Holdings under the Credit Agreement shall have no rights and obligations under this Agreement).”

c.	The seventeenth and eighteenth Recitals of the Intercreditor Agreement are hereby amended and restated in their entirety to read as follows:

“WHEREAS, it is contemplated that, to the extent permitted by the Credit Agreement, certain Non-U.S. Subsidiaries of Crown Holdings may from time to time enter into one or more Bank Related Hedging Agreements (as defined below) with any counterparty that is Bank Agent, Canadian Administrative Agent or a Lender or Affiliate thereof or any other person permitted under the Credit Agreement at the time such Bank Related Hedging Agreement was entered into (individually, a “Bank Related Hedging Exchanger” and, collectively, the “Bank Related Hedging Exchangers”) and it is desired that the obligations of those certain Non-U.S. Subsidiaries of Crown Holdings under such Bank Related Hedging Agreements, including the obligation to make payments in the event of early termination thereunder (all such obligations being the “Bank Related Hedging Obligations”), be secured by the Euro Collateral (as defined below) pursuant to the Euro Security Documents (as defined below); provided that for any Bank Related Hedging Exchanger to receive the benefit of such security, it shall execute and deliver to Euro Collateral Agent an acknowledgment to this Agreement (in the form of Annex 1 attached hereto) agreeing to be bound by the terms hereof at any time prior to the payment in full of First Priority Indebtedness.

WHEREAS, it is contemplated that, to the extent permitted by the Credit Agreement, certain Non-U.S. Subsidiaries of Crown Holdings may from time to time enter into one or more Bank Related Cash Management Agreements (as defined below) with any counterparty that is Bank Agent, Canadian Administrative Agent or a Lender or Affiliate thereof or any other person permitted under the Credit Agreement at the time such Bank Related Cash Management Agreement was entered into (individually, a “Bank Related Cash Management Exchanger” and, collectively, the “Bank Related Cash Management Exchangers”) and it is desired that the obligations of such Non-U.S. Subsidiaries of Crown Holdings under such Bank Related Cash Management Agreements, including the obligation to make payments in the event of early termination thereunder (all such obligations being the “Bank Related Cash Management Obligations”), be secured by the Euro Collateral pursuant to the Euro Security Documents; provided that for any Bank Related Cash Management Exchanger to receive the benefit of such security, it shall execute and deliver to Euro Collateral Agent an acknowledgment on or after the Original Effective Date to this Agreement (in the form of Annex 2 attached hereto) agreeing to be bound by the terms hereof at any time prior to the payment in full of First Priority Indebtedness.”

d.	Section 1 of the Intercreditor Agreement is hereby amended by amending and restating the definition of “Additional Bank Collateral” in its entirety to read as follows:

“Additional Bank Collateral” means the Additional Euro Stock Collateral, the Additional Canadian Stock Collateral, the Additional Subsidiary Borrower Collateral and the Additional Canadian Borrower Collateral pledged to Euro Collateral Agent for the benefit of the Original Euro Revolving Lenders, the Multicurrency Revolving Lenders, the Term B Euro Lenders and the New Non-Domestic Lenders from time to time party to the Credit Agreement and any other Lenders that from time to time advance Additional Term Loans to any Non-U.S. Subsidiary of Crown Holdings and the Canadian Revolving Lenders under the Credit Agreement, any Bank Related Hedging Exchanger and any Bank Related Cash Management Exchanger.

e.	Section 1 of the Intercreditor Agreement is hereby amended by amending and restating the definition of “Bank Related Cash Management Agreements” in its entirety to read as follows:

“Bank Related Cash Management Agreements” means agreements of Non-U.S. Subsidiaries of Crown Holdings arising from treasury, depository and cash management services provided by one or more persons that is Bank Agent, Canadian Administrative Agent or a Lender or an Affiliate thereof or any other person permitted under the Credit Agreement at the time that such Bank Related Cash Management Agreement was entered into.

f.	Section 1 of the Intercreditor Agreement is hereby amended by amending and restating the definition of “Bank Related Hedging Agreements” as follows:

“Bank Related Hedging Agreements” means, collectively, each Hedging Agreement of a Non-U.S. Subsidiary of Crown Holdings entered into with any counterparty that is Bank Agent or a Lender or an Affiliate thereof or any other person permitted under the Credit Agreement at the time such Hedging Agreement was entered into.

g.	Section 1 of the Intercreditor Agreement is hereby amended by replacing the reference to “Section 12(c)” in the definition of “Credit Documents” with the reference, “Section 12.1(c)”.

h.	Section 1 of the Intercreditor Agreement is hereby amended by replacing the reference to “Section 7.11” in the definition of “Euro Permitted Issuer” therein with the reference, “Section 7.14”.

i.	Section 1 of the Intercreditor Agreement is hereby amended by inserting a “)” after the phrase “(as amended, amended and restated, supplemented or otherwise modified from time to time” in the definition of “Euro Security Documents” therein.

j.	Section 1 of the Intercreditor Agreement is hereby amended by inserting the words, “, as amended, restated, amended and restated or otherwise modified from time to time” at the end of the definition of “French Security Documents therein.

k.	Section 1 of the Intercreditor Agreement is hereby amended by adding the phrase “, Canadian Borrower” before the second reference to “Euro Permitted Issuer” in the definition of “Obligations” therein.

l.	Section 1 of the Intercreditor Agreement is hereby amended by inserting the following definitions thereto in appropriate alphabetic order:

“Additional Canadian Borrower Collateral” means the assets of Canadian Borrower and any Subsidiary of Canadian Borrower pledged to the Euro Collateral Agent for the benefit of Bank Indebtedness only and securing the Canadian Obligations of such Canadian Borrower or Subsidiary of Canadian Borrower under Bank Indebtedness only to the extent Canadian Borrower or such Subsidiary of Canadian Borrower is not otherwise a guarantor under any Additional First Priority Capital Markets Indebtedness.

“Additional Canadian Stock Collateral” means the Capital Stock owned by Canadian Borrower and each Subsidiary of Canadian Borrower and pledged to Euro Collateral Agent for the benefit of Bank Indebtedness only.

4. Reaffirmation. Each party hereto acknowledges and reaffirms that notwithstanding the Fourth Amendment or any other matter the Intercreditor Agreement, as amended hereby, is and shall remain in full force and effect, and each party hereby reaffirms its obligations thereunder.

5. References. Each reference in the Intercreditor Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import and each reference in the Financing Documents, as well all other agreements, documents and instruments delivered in connection therewith shall mean and be a reference to the Intercreditor Agreement as amended hereby.

6. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

7. Communications. All communications and notices hereunder shall be in writing and given as provided in Section 10(a) of the Intercreditor Agreement.

8. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes.

9. Severability. In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

10. Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same document with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Agreement to produce more than one (1) such counterpart. Delivery of an executed signature page to this Agreement by telecopy shall be deemed to constitute delivery of an originally executed signature page hereto.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

DEUTSCHE BANK AG NEW YORK BRANCH, as Euro Collateral Agent, as directed by the Administrative Agent and Bank Agent below

By:	/s/ Enrique Landaeta
Enrique Landaeta
Title:	Vice President

By:	/s/ Erin Morrissey
Erin Morrissey
Title:	Vice President

Agreed and accepted:

DEUTSCHE BANK AG NEW YORK BRANCH, as U.K. Administrative Agent, Administrative Agent and “Bank Agent”

By:	/s/ Enrique Landaeta
Enrique Landaeta
Title:	Vice President

By:	/s/ Erin Morrissey
Erin Morrissey
Title:	Vice President

Signature Page to First Amendment to Second Amended and Restated Euro Intercreditor and Collateral Agency Agreement

THE BANK OF NOVA SCOTIA, as Canadian Administrative Agent

By:	/s/ Robert Boomhour
Robert Boomhour
Title:	Director

Signature Page to First Amendment to Second Amended and Restated Euro Intercreditor and Collateral Agency Agreement

CROWN EUROPEAN HOLDINGS S.A.

By:	/s/ Lakon Holloway
Name:	Lakon Holloway
Title:	Attorney-in-Fact

Signature Page to First Amendment to Second Amended and Restated Euro Intercreditor and Collateral Agency Agreement

CROWN VERPAKKING BELGIË NV

By:	/s/ Lakon Holloway
Name:	Lakon Holloway
Title:	Attorney-in-Fact

Signature Page to First Amendment to Second Amended and Restated Euro Intercreditor and Collateral Agency Agreement

CROWN METAL PACKAGING CANADA LP, by its General Partner:

CROWN METAL PACKAGING CANADA INC.

By:	/s/ Michael B. Burns
Name:	Michael B. Burns
Title:	Vice President and Treasurer

CROWN CANADIAN HOLDINGS ULC

By:	/s/ Michael B. Burns
Name:	Michael B. Burns
Title:	Vice President and Treasurer

CROWN METAL PACKAGING CANADA INC.

By:	/s/ Michael B. Burns
Name:	Michael B. Burns
Title:	Vice President and Treasurer

Signature Page to First Amendment to Second Amended and Restated Euro Intercreditor and Collateral Agency Agreement

3079939 NOVA SCOTIA COMPANY/3079939 COMPAGNIE DE LA NOUVELLE ECOSSE

By:	/s/ Michael B. Burns
Name:	Michael B. Burns
Title:	Vice President and Treasurer

889273 ONTARIO INC.

By:	/s/ Raymond L. McGowan
Name:	Raymond L. McGowan
Title:	President

Signature Page to First Amendment to Second Amended and Restated Euro Intercreditor and Collateral Agency Agreement

CROWN ENVASES MEXICO, S.A. DE C.V.

By:	/s/ Raymond L. McGowan
Name:	Raymond L. McGowan
Title:	President

CROWN MEXICAN HOLDINGS, S. DE R.L. DE C.V.

By:	/s/ Michael B. Burns
Name:	Michael B. Burns
Title:	Vice President and Treasurer

Signature Page to First Amendment to Second Amended and Restated Euro Intercreditor and Collateral Agency Agreement

CROWN VOGEL AG

By:	/s/ Lakon Holloway
Name:	Lakon Holloway
Title:	Attorney-in-Fact

Signature Page to First Amendment to Second Amended and Restated Euro Intercreditor and Collateral Agency Agreement

CROWN VERPAKKING NEDERLAND BV

By:	/s/ Lakon Holloway
Name:	Lakon Holloway
Title:	Attorney-in-Fact

Signature Page to First Amendment to Second Amended and Restated Euro Intercreditor and Collateral Agency Agreement

CARNAUDMETALBOX ENGINEERING LIMITED

By:	/s/ Lakon Holloway
Name:	Lakon Holloway
Title:	Attorney-in-Fact

CARNAUDMETALBOX OVERSEAS LIMITED

By:	/s/ Lakon Holloway
Name:	Lakon Holloway
Title:	Attorney-in-Fact

CARNAUDMETALBOX GROUP UK LIMITED

By:	/s/ Lakon Holloway
Name:	Lakon Holloway
Title:	Attorney-in-Fact

CROWN AEROSOLS UK LIMITED

By:	/s/ Lakon Holloway
Name:	Lakon Holloway
Title:	Attorney-in-Fact

Signature Page to First Amendment to Second Amended and Restated Euro Intercreditor and Collateral Agency Agreement

CROWN CORK & SEAL FINANCE LIMITED

By:	/s/ Lakon Holloway
Name:	Lakon Holloway
Title:	Attorney-in-Fact

CROWN SPECIALTY PACKAGING UK PLC

By:	/s/ Lakon Holloway
Name:	Lakon Holloway
Title:	Attorney-in-Fact

CROWN PACKAGING UK PLC

By:	/s/ Lakon Holloway
Name:	Lakon Holloway
Title:	Attorney-in-Fact

CROWN UK HOLDINGS LIMITED

By:	/s/ Lakon Holloway
Name:	Lakon Holloway
Title:	Attorney-in-Fact

Signature Page to First Amendment to Second Amended and Restated Euro Intercreditor and Collateral Agency Agreement

SOCIÉTÉ DE PARTICIPATIONS CARNAUDMETALBOX

By:	/s/ Lakon Holloway
Name:	Lakon Holloway
Title:	Attorney-in-Fact

CROWN EMBALLAGE FRANCE SAS

By:	/s/ Lakon Holloway
Name:	Lakon Holloway
Title:	Attorney-in-Fact

CROWN BEVCAN FRANCE SAS

By:	/s/ Lakon Holloway
Name:	Lakon Holloway
Title:	Attorney-in-Fact

CROWN DÉVELOPPEMENT

By:	/s/ Lakon Holloway
Name:	Lakon Holloway
Title:	Attorney-in-Fact

Signature Page to First Amendment to Second Amended and Restated Euro Intercreditor and Collateral Agency Agreement

CROWN CORK & SEAL DEUTSCHLAND HOLDINGS GMBH

By:	/s/ Martin Bouchon
Name:	Martin Bouchon
Title:	Attorney-in-Fact

CROWN NAHRUNGSMITTELDOSEN DEUTSCHLAND GMBH

By:	/s/ Martin Bouchon
Name:	Martin Bouchon
Title:	Attorney-in-Fact

CROWN NAHRUNGSMITTELDOSEN GMBH

By:	/s/ Martin Bouchon
Name:	Martin Bouchon
Title:	Attorney-in-Fact

CROWN SPECIALTY PACKAGING DEUTSCHLAND GMBH

By:	/s/ Martin Bouchon
Name:	Martin Bouchon
Title:	Attorney-in-Fact

Signature Page to First Amendment to Second Amended and Restated Euro Intercreditor and Collateral Agency Agreement

CROWN VERSCHLÜSSE DEUTSCHLAND GMBH

By:	/s/ Martin Bouchon
Name:	Martin Bouchon
Title:	Attorney-in-Fact

CROWN VERPACKUNGEN DEUTSCHLAND GMBH

By:	/s/ Martin Bouchon
Name:	Martin Bouchon
Title:	Attorney-in-Fact

Signature Page to First Amendment to Second Amended and Restated Euro Intercreditor and Collateral Agency Agreement